                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited (the "Corporation"), a Netherlands Antilles corporation, hereby appoints David S. Browning, Arthur Lindenauer and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form S-8 Registration Statement under the Securities Act of 1933 (or such other Form as may be required), relating to the offering of shares of capital stock of the Corporation under any of the Camco Benefit Plans (as such term is defined in that certain Agreement and Plan of Merger dated June 18, 1998 among Schlumberger Technology Corporation, Schlumberger OFS, Inc. and Camco International Inc.), and any amendment or amendments to any such Registration Statement and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Registration Statement.


/s/ D. Euan Baird                               /s/ William T. McCormick, Jr.
--------------------------                      -----------------------------
D. Euan Baird                                   William T. McCormick, Jr.
Director                                        Director
Chairman, President and
Chief Executive Officer


/s/ Don E. Ackerman                             /s/ Didier Primat
--------------------------                      -----------------------------
Don E. Ackerman                                 Didier Primat
Director                                        Director


/s/ John Deutch                                 /s/ Nicolas Seydoux
--------------------------                      -----------------------------
John Deutch                                     Nicolas Seydoux
Director                                        Director


/s/ Victor E. Grijalva                          /s/ Linda G. Stuntz
--------------------------                      -----------------------------
Victor E. Grijalva                              Linda G. Stuntz
Director                                        Director


/s/ Denys Henderson                             /s/ Sven Ullring
--------------------------                      -----------------------------
Denys Henderson                                 Sven Ullring
Director                                        Director


/s/ Andre Levy-Lang                             /s/ Yoshihiko Wakumoto
--------------------------                      -----------------------------
Andre Levy-Lang                                 Yoshihiko Wakumoto
Director                                        Director


Dated: July 16, 1998
      --------------------